October 21, 1999

Dear Shareholders:

     During the third quarter of 1999, we made two new investments. We invested $300,000 in G-TEC Natural Gas Systems. The company manufactures and distributes patented systems that allow natural gas to be used as an alternative to fuel gases such as acetylene, propane, propylene and MAPP gas. Typically, these gases are used in cutting, brazing, and heating of metals and are used by steel distributors, metal fabricators, scrapyards and automobile repair shops. G-TEC delivers a cheaper alternative as well as a safer, cleaner, and more convenient solution for industrial consumers. We also invested $100,000 in MemberWare Technologies, Inc. They are a provider of Internet, Intranet, electronic commerce and document management solutions for trade associations. They have introduced AssociationCentral.com, an on-line portal that provides web users with information, products and services provided by trade associations.

     Two of our investments were liquidated during the quarter. We sold our investment in Lightbridge, Inc. at a small profit and we were repaid by HealthWay Products, Inc. Our investment in HealthWay during the past three years produced a 24% annual return.

     We have revalued several companies. Our valuation for Pathlight Technology, Inc. was increased by $185,000 to reflect the completion of the company's recent equity financings. Additionally, we have adjusted our valuations of MINRAD, Inc. and BioVector, Inc. to reflect the values of an anticipated equity financing. During the quarter, we also wrote-off our investment in Reflection Technology, as the company has ceased operations.

     The net result of these adjustments was to decrease our Net Asset Value from $1.42 to $1.33.

     Thank you for your support.

     Allen F. Grum
     President

Portfolio Valuation / June 30, 1999


                                                                                         September 30, 1999        June 30, 1999
                                                                                                    Per                   Per
Company and Business             Type of Investment    Date Acquired                               share                  share
--------------------             ------------------    -------------       Cost           Value    of Rand         Value  of Rand
                                                                           ----           -------  --------       ------  -------
American Tactile Corporation     Convertible           6/23/95            150,000          50,000    0.01         50,000   0.01
Medina, NY. Develops             Debentures at 8%
equipment and systems            due June 2000
to produce signage.              and April 2001 with
www.americantactile.com          detachable warrants

ARIA Wireless Systems, Inc.      Common Stock -        5/23/97            438,000         172,000    0.03        122,000   0.02
(OTC:AWSI)*                      488,000 shares
Buffalo, NY. Markets wireless    $50,000 Demand Note
radio transmission               at 15%
communication equipment.
www.ariawireless.com

BioVector, Inc.                  Common Stock -        4/17/97            445,030         370,000    0.06        520,030   0.09
Buffalo, NY.                     125,000 shares
Medical technological sales      Preferred Stock -
force company.                   225,000

BioWorks, Inc.                   Series A              11/6/95             56,000          56,000    0.01         56,000   0.01
Geneva, NY. Develops and         Convertible
manufactures                     Preferred Stock -
biological alternative to        32,000 shares
chemical pesticides.
www.bioworksbiocontrol.com

Clearview Cable TV, Inc.         Common Stock - 400    2/23/96             55,541          55,541    0.01         55,541   0.01
New Providence, NJ. Cable        shares
television operator.

DataView, LLC                    4.7% Membership       10/1/98            200,000         200,000    0.04        200,000   0.04
Mt. Kisco, NY. Designs,          Interest
develops and markets
browser based software for
investment professionals.
www.dataviewllc.com/marketgauge/

Ellicottville Energy, Inc.       Note at 9.3%, due     6/29/99            145,000         145,000    0.03        145,000   0.03
Ellicottville, NY.               June 29, 2000
Cogeneration facility selling
electricity to a regional
utility.

Fertility Acoustics, Inc.        Common Stock          10/1/97             50,000         125,000    0.02        125,000   0.02
Buffalo, NY. Developer of        -600,000 shares
proprietary                      Option to purchase
methods to diagnose onset of     180,000 shares
ovulation.

G-TEC Natural Gas Systems        41.67% Class A        8/31/99            300,000         300,000    0.05
Buffalo, NY. Manufacturers and   Membership Interest
distributes systems that allow
natural gas to be used as an
alternative fuel to gases.
www.gas-tec.com


Hammertime, Inc.                 Convertible           10/1/98            300,000         300,000    0.05        300,000   0.04
Clarence, NY. Exclusive Sears    Preferred Stock -
licensed installer               1,000 Shares
of kitchens and baths.           Senior Subordinated
                                 Note at 12% due
                                 October 2000
                                 Promissory Note at
                                 15%, due August 1999

HealthWay Products Company,      Common Stock -1,000   3/18/96            100,100             100    0.00        100,100   0.02
Inc.                             shares
Syracuse, NY. Manufactures air   4,667 warrants for
filters and                      Series A Preferred
climate control devices.         Stock
www.healthway.com

InfoMiners.com                   Bridge loan at 10%    12/21/98           420,000         420,000    0.07        420,000   0.07
Amherst, NY. Data warehousing    due June 1999
and decision                     147,000 warrants
support software for             for shares of stock
healthcare industries.
www.infominers.com

Lightbridge, Inc.                Common Stock -        3/31/94            109,439             -0-    0.00         73,307   0.01
(NASDAQ:LTBG)*                   5,843 shares sold
Burlington, MA. Provides         August 1999
software based services
for wireless
telecommunications industry.
www.lightbridge.com

MemberWare Technologies, Inc.    Promissory Note at    9/16/99            100,000         100,000    0.02
Pittsford, NY. Internet          Prime Rate + 4.5%
company engaged in web related   due September 2004
consulting services.             Common Stock -
www.memberware.com               40,000 Shares

MINRAD, Inc.                     Common Stock -        8/4/97             429,000         741,000    0.13        949,512   0.17
Buffalo, NY. Developer of        118,689 shares
laser guided surgical devices.

Pathlight Technology, Inc.       Class A Series        10/7/97            425,000         610,000    0.11        425,000   0.07
Ithaca, NY. Develops high        Convertible
technology Serial                Preferred
Storage Architecture for         Stock - 200,000
computer industry.               shares with 6%
www.pathlight.com                cumulative
                                 dividend.
                                 Preferred Class B -
                                 117,187 shares
                                 67,578 warrants for
                                 shares of stock

Platform Technology Holdings,    Two units with        9/24/97              8,045          60,000    0.01         60,000   0.01
LLC                              option for two
Charlottesville, VA. Provides    additional units
sales support and
management for unique medical
businesses.

Reflection Technology, Inc.      Series J              10/4/95            500,000             -0-    0.00        150,000   0.02
Waltham, MA. Develops and        Convertible
licenses proprietary             Preferred Stock -
virtual display technology.      243,903 shares
www.reflectiontech.com


UStec, Inc.                      Promissory Note at    12/17/98           100,000         100,000    0.02        100,000   0.02
Victor, NY. Manufacturers and    12% due December
markets digital wiring           2003
systems for residential new      50,000 warrants for
home construction.               common shares
www.ustecnet.com

Preferred Stock Portfolio        Merrill Lynch -       7/15/99          1,047,888         987,350    0.17
Merrill Lynch (MER-F),           12,000 shares;
Motorola (MOT-A), Citicorp       Motorola - 10,000
(CIH-A), Texaco (TXC-A)          shares; Citicorp -
                                 10,000 shares;
                                 Texaco - 12,000
                                 shares

Other investments                Other                                    471,296           1,724    0.00             62   0.00

                                 TOTAL PORTFOLIO                        5,690,900       4,793,715    0.84      3,850,552   0.68
                                 investments                            =========

                                 Cash and Cash                                          1,657,362    0.29      3,076,444   0.54
                                 equivalents

                                 NET                                                       91,797    0.01         79,078   0.01
                                 receivables(payables)                                     ------                 ------


                                 Net Assets before                                      6,542,873    1.14      7,000,074   1.23
                                 Taxes


                                 TAX PROVISION                                        (1,071,880)   (0.19)    (1,071,880) (0.19)
                                 (benefit)                                             -----------            -----------

                                 NET ASSETS                                             7,614,753              8,077,954
                                                                                        =========              =========
                                 Net Asset Value per                                                 1.33                  1.42
                                 Share (5,708,034
                                 shares outstanding
                                 during both periods)

* Publicly owned company   ^ Unrestricted securities as defined in Note (a)

Note: Restricted securities, including securities of publicly-owned companies which are subject to restrictions on resale, are valued at fair value as determined by the Board of Directors. Fair value is considered to be the amount which the Corporation may reasonably expect to receive for portfolio securities if such securities were sold on the valuation date. Valuations as of any particular date, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities. Among the factors considered by the Board of Directors in determining the fair value of restricted securities are the financial condition and operating results, projected operations, and other analytical data relating to the investment. Also considered are the market prices for unrestricted securities of the same class (if applicable) and other matters which may have an impact on the value of the portfolio company.

Rand Capital Corporation

Board of Directors (Elected by Shareholders April 27, 1999)

                  Reginald B. Newman II     Chairman of the Board
                  Allen F. Grum
a, c              Luiz F. Kahl
g                 Erland E. Kailbourne
c, g              Ross B. Kenzie
a                 Willis S. McLeese
a, c, g           Jayne K. Rand
a - Member of audit committee
c - Member of compensation committee
g - Member of governance committee


Officers                        Title                                             Email
--------                        -----                                             ----
Allen F. Grum                   President, Chief Executive Officer                pgrum@randcap.com
Nora B. Sullivan                Executive Vice President                          nsullivan@randcap.com
Daniel P. Penberthy             Chief Financial Officer                           dpenberthy@randcap.com

Corporate Data
Stock Listing                   NASDAQ SmallCap Market - symbol RAND
Transfer Agent and Registrar    Continental Stock Transfer & Trust Company
General Counsel                 Hodgson, Russ, Andrews, Woods & Goodyear, LLP
Independent Accountants         Deloitte & Touche LLP
Number of Shareholders          786 (as of March 15, 1999)

     Rand is actively seeking business opportunities for investment consideration. If you are aware of such businesses which may need Rand's support and assistance, please feel free to contact us. Rand Capital Corporation 2200 Rand Building

Buffalo, NY 14203
Tel: 716-853-0802
Fax: 716-854-8480